UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2003

VistaCare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50118	06-1521534
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 N. Scottsdale Road, Suite 5000,
Scottsdale, AZ	85251
(Address of principal executive offices)	(Zip Code)

(480) 648-4545
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1

Item 12. Results of Operations and Financial Condition.

     On November 7, 2003, VistaCare, Inc. issued a press release (the “Corrective Release”) to correct an error in a table attached to its November 6, 2003 press release announcing its financial results for the period ended September 30, 2003. A copy of the Corrective Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     The information, including the exhibit incorporated by reference herein, in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC.

Date: November 12, 2003	By:	/s/ Richard R. Slager
Richard R. Slager
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated November 7, 2003, issued by VistaCare, Inc.

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